Tortoise Energy Infrastructure Corp
Consolidated Schedule of Investments
August 31, 2025 (Unaudited)

COMMON STOCKS - 103.6%	Shares	Fair Value
Canada Crude Oil Pipelines - 1.4%
Enbridge, Inc.	229,963	$11,116,411

Canada Natural Gas/Natural Gas Liquids Pipelines - 2.1%
TC Energy Corp.	316,741	16,489,537

United States Crude Oil Pipelines - 5.5%
Plains GP Holdings LP	2,238,549	43,203,996

United States Local Distribution Companies - 5.6%
CenterPoint Energy, Inc.	571,157	21,538,330
NiSource, Inc.	530,547	22,426,222
		43,964,552

United States Natural Gas Gathering/Processing - 6.8%
Antero Midstream Corp.	488,403	8,688,689
Hess Midstream Partners LP	1,089,389	44,882,827
		53,571,516

United States Natural Gas/Natural Gas Liquids Pipelines - 31.7%
Cheniere Energy, Inc.	132,602	32,065,816
DT Midstream, Inc.	216,698	22,575,598
Kinder Morgan, Inc.	744,504	20,086,718
ONEOK, Inc.	475,638	36,329,230
Targa Resources Corp.	317,433	53,252,560
The Williams Companies, Inc.	1,354,601	78,404,306
Venture Global, Inc.	568,274	7,387,562
		250,101,790

United States Renewables and Power Infrastructure - 50.5%
Clearway Energy, Inc. (f)	1,548,553	46,162,365
CMS Energy Corp.	159,303	11,401,316
Constellation Energy Corp. (f)	86,407	26,611,628
DTE Energy Co.	90,870	12,417,385
Entergy Corp.	221,210	19,486,389
Evergy, Inc.	1,074,766	76,587,825
NRG Energy, Inc.	199,533	29,044,023
Sempra Energy	947,675	78,240,048
Talen Energy Corp.	87,779	33,261,219
Vistra Corp. (f)	205,938	38,944,935
WEC Energy Group, Inc.	124,181	13,226,518
Xcel Energy, Inc.	179,730	13,010,655
		398,394,306
TOTAL COMMON STOCKS (Cost $854,201,721)		816,842,108

MASTER LIMITED PARTNERSHIPS - 26.6%	Units	Fair Value
United States Natural Gas Gathering/Processing - 5.4%
Western Midstream Partners LP	1,076,641	42,215,093

United States Natural Gas/Natural Gas Liquids Pipelines - 11.0%
Energy Transfer LP	2,741,088	48,572,079
Enterprise Products Partners LP	1,185,160	38,091,043
		86,663,122

United States Refined Product Pipelines - 10.2%
MPLX LP	1,578,351	80,290,715
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $92,679,286)		209,168,930

PRIVATE INVESTMENTS - 0.0%(a)	Shares	Fair Value
United States Renewables - 0.0%(a)
TK NYS Solar Holdco I, LLC (b)(c)(d)	N/A	-
TOTAL PRIVATE INVESTMENTS (Cost $53,637,469)		-

SHORT-TERM INVESTMENTS(a)
MONEY MARKET FUNDS - 0.0%(a)	Shares	Fair Value
Invesco Government & Agency Portfolio - Institutional Class, 4.20%(e)	333,848	333,848
TOTAL MONEY MARKET FUNDS (Cost $333,848)		333,848

TOTAL INVESTMENTS - 130.2% (Cost $1,000,852,324)		1,026,344,886
Liabilities in Excess of Other Assets - (2.7)%		(20,890,953)
Credit Facility Borrowings – (0.8)%		(6,600,000)
Senior Notes – (17.8)%		(140,144,010)
Mandatory Redeemable Preferred Stock at Liquidation Value – (8.9)%		(69,905,300)
TOTAL NET ASSETS - 100.0%		$788,804,623
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company
LP - Limited Partnership

(a)	Represents less than 0.05% of net assets.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of August 31, 2025.

(c)	Restricted Securities have a total fair value of $0, which represents less than 0.0% of net assets.
(d)	Deemed to be an affiliate of the fund.
(e) (f)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025. Held in connection with written option contracts. See Schedule of Written Options for further information.

Tortoise Energy Infrastructure Corp
Consolidated Schedule of Written Options
August 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.0)%	Notional Amount	Contracts	Fair Value
Call Options - (0.0)% (a)(b)(c)
Clearway Energy, Inc., Expiration: 09/19/2025; Exercise Price: $30.00	$(9,837,300)	(3,300)	$(122,100)
Constellation Energy Corp., Expiration: 09/19/2025; Exercise Price: $370.00	(26,609,472)	(864)	(43,200)
Vistra Corp., Expiration: 09/19/2025; Exercise Price: $240.00	(38,937,749)	(2,059)	(47,357)
TOTAL WRITTEN OPTIONS (Premiums received $648,138)			$(212,657)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	100 shares per contract.
(c)	Exchange-traded.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

Tortoise Energy Infrastructure Corp (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Common Stocks	$816,842,108	–	–		$816,842,108
Master Limited Partnerships	209,168,930	–	–		209,168,930
Private Investments	–	–	-	(a)	- (a)
Money Market Funds	333,848	–	–		333,848
Total Investments	$1,026,344,886	–	-		$1,026,344,886

Liabilities:
Investments:
Written Options	(212,657)	–	–		(212,657)
Total Investments	$(212,657)	–	–		$(212,657)

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.

(a) Security represented $0.00.